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                                                                    EXHIBIT 23.1

                [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-19057 Post Effective Amendment No. 1) of our report dated February 19, 1997, on our audit of the consolidated financial statements of Medallion Financial Corp., and to all references to our Firm included in this registration statement.


                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 27, 1997